Exhibit 10.1

THIRD AMENDMENT TO AMENDED AND RESTATED

LOAN AND SECURITY AGREEMENT

This Third Amendment to Amended and Restated Loan and Security Agreement (this “Third Amendment”) is executed as of the 2nd day of December, 2015 (the “Third Amendment Effective Date”), by and among Vitamin Shoppe Industries Inc., a New York corporation (“Vitamin Shoppe”), VS Direct Inc., a Delaware corporation (“VS Direct”), Vitamin Shoppe Mariner, Inc., a Delaware corporation (“VS Mariner”), Vitamin Shoppe Global, Inc., a Delaware corporation (“VS Global”), VS Hercules LLC, a Delaware limited liability company (“VS Hercules”), FDC Vitamins, LLC, a Delaware limited liability company (“FDC Vitamins”), Betancourt Sports Nutrition, LLC, a Florida limited liability company (“BSN”), Vitamin Shoppe Procurement Services, Inc., a Delaware corporation (collectively with Vitamin Shoppe, VS Direct, VS Mariner, VS Global, VS Hercules, FDC Vitamins and BSN, the “Borrowers”, and each individually, a “Borrower”), each Guarantor party hereto, the Lenders party hereto and JPMorgan Chase Bank, N.A., a national banking association, in its capacity as agent for the Lenders (in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, Vitamin Shoppe, Inc., a Delaware corporation and successor by name change to VS Holdings, Inc., as a Guarantor, the Lenders and Agent are parties to that certain Amended and Restated Loan and Security Agreement dated as of January 20, 2011 (as amended prior to the date hereof and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; unless otherwise defined herein, all capitalized terms used herein which are defined in the Credit Agreement shall have the meaning given such terms in the Credit Agreement), pursuant to which the Lenders provide certain financing to the Borrowers in accordance with the terms and conditions set forth therein; and

WHEREAS, the Borrowers, the Lenders party hereto and Agent desire to amend the Credit Agreement as set forth herein.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto hereby agree as follows:

SECTION 1. Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Third Amendment, but subject to the satisfaction of each condition precedent set forth in Section 2 hereof, the Credit Agreement shall be amended effective as of the Third Amendment Effective Date in the manner provided in this Section 1.

1.1 Amended Definitions. The following definitions shall be amended as follows:

(a) The definitions of “Bank Products” and “Interest Expense” shall be amended by replacing each reference to “Hedging Agreements” therein with a reference to “Hedge Agreements”.

(b) The definition of “Change of Control” shall be amended by (i) deleting the reference to “or” immediately before the reference to clause (h) and (ii) adding a new clause (i) immediately before the proviso at the end of such definition to read as follows:

“or (i) any “fundamental change” as defined in the Convertible Note Documents occurs;”

(c) The definition of “Financing Agreements” shall be amended and restated in its entirety to read as follows:

“Financing Agreements” shall mean, collectively, this Agreement, the First Amendment, the Second Amendment, the Third Amendment and all notes, guarantees, security agreements, the Pledge Agreements, the Guarantees, the Deposit Account Control Agreements, the Investment Property Control Agreements, intercreditor agreements and all other agreements, documents and instruments now or at any time hereafter executed and/or delivered by any Borrower or Guarantor in connection with this Agreement.

(d) The definition of “Hedge Agreement” shall be amended by adding the following immediately prior to the period (“.”) at the end of such definition:

“; provided further, however, the definition of Hedge Agreement shall not include the Convertible Note Hedge and Warrant Transactions or the Accelerated Share Repurchase Transactions”

(e) The definition of “Indebtedness” shall be amended by adding the following immediately prior to the period (“.”) at the end of such definition:

“; provided, however, the definition of Indebtedness shall not include the obligations owed with respect to the Convertible Note Hedge and Warrant Transactions or the Accelerated Share Repurchase Transactions”

1.2 New Definitions. Section 1 of the Credit Agreement shall be amended to include the following defined term in appropriate alphabetical order:

“Accelerated Share Repurchase Counterparty” shall mean Bank of America, N.A., JPMorgan Chase Bank, National Association or any other financial institution in its capacity as counterparty to Parent under the applicable Accelerated Share Repurchase Documents and any successor, replacement or additional counterparty and their respective successors and assigns.

“Accelerated Share Repurchase Documents” shall mean the master confirmation(s) and supplemental confirmation(s) related to the Accelerated Share Repurchase Transactions, in each case, entered into between Parent and the applicable Accelerated Share Repurchase Counterparty and all other agreements, documents and instruments now or at any time executed and delivered by Parent in connection with the Accelerated Share Repurchase Transactions, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced to the extent permitted herein.

“Accelerated Share Repurchase Transactions” shall mean the accelerated share repurchase transactions entered into by Parent with the Accelerated Share Repurchase Counterparty to repurchase shares of Common Stock on terms customary for such type of transaction.

“Common Stock” shall mean the common stock of Parent, par value $0.01 per share.

“Convertible Note Documents” shall mean, collectively, the Convertible Notes, the Convertible Note Indenture, the Convertible Note Hedge and Warrant Documents and all other agreements, documents and instruments now or at any time executed and delivered by any Borrower or Guarantor in connection therewith.

“Convertible Note Hedge and Warrant Counterparty” shall mean Bank of America, N.A., JPMorgan Chase Bank, National Association or any other financial institution in its capacity as counterparty to Parent under the applicable Convertible Note Hedge and Warrant Documents and any successor, replacement or additional counterparty and their respective successors and assigns.

“Convertible Note Hedge and Warrant Documents” shall mean the confirmations related to the Convertible Note Hedge and Warrant Transactions, in each case, entered into between Parent and the applicable Convertible Note Hedge and Warrant Counterparty and all other agreements, documents and instruments now or at any time executed and delivered by Parent in connection with the Convertible Note Hedge and Warrant Transactions, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced to the extent permitted herein.

“Convertible Note Hedge and Warrant Transactions” shall mean (x) the convertible note hedge transactions entered into by Parent with the Convertible Note Hedge and Warrant Counterparty to reduce potential dilution to the Common Stock upon any conversion of the Convertible Notes and/or offset any cash payments required to be made by Parent in excess of the principal amount of the Convertible Notes that are converted or exchanged, so long as the Borrowers and Guarantors do not have any payment obligation with respect to such convertible note hedge transactions other than premiums and charges the total amount of which are fixed and known at the time such convertible note hedge transactions are entered into and (y) separate warrant transactions entered into by Parent with the Convertible Note Hedge and Warrant Counterparty.

“Convertible Note Indenture” shall mean the Indenture by and between Parent, as issuer, and Wilmington Trust, National Association, as trustee, (or another similar financial institution) with respect to the Convertible Notes due 2020, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced to the extent permitted herein.

“Convertible Notes” shall mean, collectively, the Convertible Notes due 2020 issued by Parent (with an effective interest rate not to exceed 4%) pursuant to the Convertible Note Indenture in the original aggregate principal amount of up to $300,000,000 and any additional convertible notes issued by Parent on terms and conditions similar to the Convertible Note Indenture, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced to the extent permitted herein.

“Third Amendment” shall mean that certain Third Amendment to Amended and Restated Loan and Security Agreement dated as of December 2, 2015, by and among the Borrowers, the Guarantors, the Lenders party thereto and Agent.

1.3 Amendment to Section 4.2(c) of the Credit Agreement. Paragraph (c) of Section 4.2 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“(c) [Reserved].”

1.4 Amendment to Section 9.6 of the Credit Agreement. A new paragraph (e) shall be added to the end of Section 9.6 of the Credit Agreement to read as follows:

“(e) Administrative Borrower shall furnish to Agent all material notices or demands in connection with Indebtedness incurred pursuant to Section 9.9(e), Section 9.9(g), Section 9.9(i), Section 9.9(j) and Section 9.9(q) and the loans and advances made pursuant to Section 9.10(i), in each case either received by any Borrower or Guarantor or on its behalf promptly after the receipt thereof, or sent by any Borrower or Guarantor or on its behalf concurrently with the sending thereof, as the case may be.”

1.5 Amendments to Section 9.9 of the Credit Agreement. Section 9.9 of the Credit Agreement shall be amended as follows:

(a) paragraph (e) of Section 9.9 of the Credit Agreement shall be amended by (i) inserting a reference to “and” immediately before the reference to “(vii)” and (ii) deleting the reference to the phrase “and (viii) Administrative Borrower shall furnish to Agent all material notices or demands in connection with such Indebtedness either received by any Borrower or Guarantor or on its behalf promptly after the receipt thereof, or sent by any Borrower or Guarantor or on its behalf concurrently with the sending thereof, as the case may be,” in its entirety;

(b) paragraph (g) of Section 9.9 of the Credit Agreement shall be amended by (i) inserting a reference to “and” immediately before the reference to “(ii)” and (ii) deleting the reference to the phrase “and (iii) Administrative Borrower shall furnish to Agent all material notices or demands in connection with such Indebtedness either received by any Borrower or Guarantor or on its behalf, promptly after the receipt thereof, or sent by any Borrower or Guarantor or on its behalf, concurrently with the sending thereof, as the case may be,” in its entirety;

(c) paragraph (i) of Section 9.9 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“(i) unsecured Indebtedness of the Parent evidenced by Convertible Notes not to exceed $300,000,000 in aggregate principal amount; provided, that (i) after giving effect to the incurrence of such Indebtedness, no Event of Default shall have occurred or be continuing, and (ii) the covenants governing such Indebtedness are not more restrictive than the covenants applicable to Borrowers and Guarantors set forth in this Agreement and the other Financing Agreements;”

(d) paragraph (j) of Section 9.9 of the Credit Agreement shall be amended by (i) inserting a reference to “and” immediately before the reference to “(ii)” and (ii) deleting the reference to the phrase “, and (iii) Administrative Borrower shall furnish to Agent all material notices or demands in connection with such Indebtedness either received by any Borrower or Guarantor on its behalf after the receipt thereof, or sent by any Borrower or Guarantor or on its behalf, concurrently with the sending thereof, as the case may be” in its entirety; and

(e) paragraph (q) of Section 9.9 of the Credit Agreement shall be amended by (i) inserting a reference to “and” immediately before the reference to “(vi)” and (ii) deleting the reference to the phrase “and (vii) Administrative Borrower shall furnish to Agent all material notices or demands in connection with such Indebtedness either received by Parent or any Borrower or Guarantor or on its behalf promptly after the receipt thereof, or sent by any Borrower or Guarantor or on its behalf concurrently with the sending thereof,” in its entirety.

1.6 Amendments to Section 9.10 of the Credit Agreement. Section 9.10 of the Credit Agreement shall be amended as follows:

(a) paragraph (i) of Section 9.10 of the Credit Agreement shall be amended by deleting the phrase “and Borrowers and Guarantors shall furnish to Agent all notices or demands in connection with such loans and advances either received by any Borrower or Guarantor or on its behalf, promptly after the receipt thereof, or sent by any Borrower or Guarantor or on its behalf, concurrently with the sending thereof, as the case may be” in its entirety;

(b) paragraph (l) of Section 9.10 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“(l) the Convertible Note Hedge and Warrant Transactions and the Accelerated Share Repurchase Transactions;”

1.7 Amendments to Section 9.11 of the Credit Agreement. Section 9.11 of the Credit Agreement shall be amended as follows:

(a) paragraph (e) of Section 9.11 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“(e) Borrowers and Guarantors may repurchase (or may pay dividends or make distributions to Parent to permit Parent to so repurchase) Capital Stock of Parent (or such other Person that owns, directly or indirectly, 100% of the Capital Stock of Vitamin Shoppe), including, without limitation, Capital Stock to be repurchased pursuant to any share repurchase agreement or similar agreement (which shall include, for the avoidance of doubt, the Accelerated Share Repurchase Documents and the Convertible Note Hedge and Warrant Documents) and Capital Stock held by or to be issued to current or former employees, directors and officers pursuant to or in connection with any employee stock ownership, option or other equity compensation plan thereof or pursuant to any employment or consulting arrangement or equity subscription agreement, shareholders agreement or similar agreement, provided, that, (i) the Required Conditions have been satisfied as of the date of any such payment (or, in the case of the Accelerated Share Repurchase Documents and the Convertible Note Hedge and Warrant Documents, the Required Conditions shall be satisfied at the time Parent executes such documents and within the sixty (60) day period prior to the date of any such payment under such documents) and (ii) no Default or Event of Default shall have occurred and be continuing as of the date of any such payment and after giving effect to such payment;”

(b) paragraph (g) of Section 9.11 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“(g) Borrowers and Guarantors may repurchase (or may pay dividends or make distributions to Parent to permit Parent to so repurchase) Capital Stock of Parent (or such other Person that owns, directly or indirectly, 100% of the Capital Stock of Vitamin

Shoppe), including, without limitation, Capital Stock to be repurchased pursuant to any share repurchase agreement or similar agreement and Capital Stock held by or to be issued to current or former employees, directors and officers pursuant to or in connection with any employee stock ownership, option or other equity compensation plan thereof or pursuant to any employment or consulting arrangement or equity subscription agreement, shareholders agreement or similar agreement in an aggregate amount not to exceed $3,000,000 in any fiscal year, so long as no Default or Event of Default shall have occurred and be continuing as of the date of any such payment and after giving effect to such payment.”

1.8 Amendment to Section 9.24(f) and Section 9.24(g) of the Credit Agreement. Paragraphs (f) and (g) of Section 9.24 of the Credit Agreement shall be amended and restated in their entirety to read as follows:

“(f) delivery of Common Stock upon conversion of the Convertible Notes; and

(g) any payments or other distributions on unsecured Indebtedness of the Parent (including the Convertible Notes) so long as (i) the Required Conditions are satisfied as of the date of such payment or other distribution and (ii) no Default or Event of Default shall have occurred and be continuing as of the date of such payment or other distribution; and”

1.9 Amendment to 13.2(f) of the Credit Agreement. Paragraph (f) of Section 13.2 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“(f) A Default or an Event of Default shall continue or be continuing until such Default or Event of Default is waived in accordance with Section 11.4 or is cured in a manner satisfactory to Agent; provided that, such Event of Default is capable of being cured as determined by Agent.”

1.10 Amendment to Section 13.3(a) of the Credit Agreement. Paragraph (a) of Section 13.3 of the Credit Agreement shall be amended by amending and restating the notice information for (a) any Borrower or Guarantor and (b) Agent or Issuing Bank to read as follows:

If to any Borrower or Guarantor:

Vitamin Shoppe Industries Inc. - Corporate Office

300 Harmon Meadow Blvd.

Secaucus, NJ 07094

Attn: Chief Financial Officer (or with respect to notices of default only, General Counsel)

Telephone No.: (201) 624-3000

Telecopy No.: (201) 868-0727

with a copy to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attn:   Christian Nagler

Ashley Gregory

Telephone No.: (212) 446-4800

Telecopy No.: (212) 446-6460

If to Agent or Issuing Bank:

JPMorgan Chase Bank, N.A.

277 Park Avenue, 22nd Floor

New York, New York 10172

Attn: Kennedy A. Capin

Telephone No.: (212) 270-1480

Telecopy No.: (646) 534-2274

with a copy to:

Vinson & Elkins LLP

2001 Ross Avenue, Suite 3700

Dallas, Texas 75201

Attn: Erec Winandy

Telephone No.: (214) 220-7756

Telecopy No.: (214) 999-7756

SECTION 2. Conditions Precedent. The effectiveness of the amendments to the Credit Agreement contained in Section 1 hereof are subject to the satisfaction of each of the following conditions precedent:

2.1 Counterparts. Agent shall have been provided with executed counterparts of this Third Amendment duly executed and delivered by the Borrowers, the Guarantors and Required Lenders.

2.2 Documentation. Agent shall have received such documents, instruments and agreements as it may reasonably request, all in form and substance reasonably satisfactory to Agent.

2.3 Representations and Warranties. After giving effect to the amendments in Section 1, (a) the representations and warranties of each Borrower and each Guarantor contained in the Credit Agreement and the other Financing Agreements shall be true and correct in all material respects on and as of the Third Amendment Effective Date and (b) the representations and warranties of each Borrower and each Guarantor contained in this Third Amendment shall be true and correct on and as of the Third Amendment Effective Date.

2.4 Absence of Defaults. No Default or Event of Default has occurred which is continuing.

SECTION 3. Representations and Warranties. In order to induce Agent and the Lenders to enter into this Third Amendment, the Borrowers and each Guarantor hereby jointly and severally represent and warrant to Agent and the Lenders that:

3.1 Accuracy of Representations and Warranties. After giving effect to the amendments in Section 1, each of the representations and warranties of each Borrower and each Guarantor contained in the Financing Agreements is true and correct in all material respects as of the date hereof (except to the extent that such representations and warranties are expressly made as of a particular date, in which event such representations and warranties were true and correct as of such date).

3.2 Due Authorization, No Conflicts. The execution, delivery and performance by the Borrowers and the Guarantors of this Third Amendment are within the Borrowers’ and the Guarantors’ corporate or limited liability company power, have been duly authorized by all necessary corporate or limited liability company action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon the Borrowers or the Guarantors, or result in the creation or imposition of any lien upon any of the assets of the Borrowers or the Guarantors except for liens and other encumbrances permitted under Section 9.8 of the Credit Agreement.

3.3 Validity and Binding Effect. This Third Amendment constitutes the valid and binding obligations of the Borrowers and the Guarantors enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally, and the availability of equitable remedies may be limited by equitable principles of general application.

3.4 Absence of Defaults. Neither a Default nor an Event of Default has occurred which is continuing.

3.5 Inaction by Agent or Lenders. No failure or delay on the part of Agent or the Lenders to exercise any right or remedy under the Credit Agreement, any other Financing Agreement or applicable law shall operate as a waiver thereof, nor shall any single partial exercise of any right or remedy preclude any other or further exercise of any right or remedy, all of which are cumulative and may be exercised without notice except to the extent notice is expressly required (and has not been waived) under the Credit Agreement, the other Financing Agreements and applicable law.

3.6 No Defense. No Borrower or Guarantor has any defense to payment, counterclaim or rights of set-off with respect to the Obligations on the date hereof.

SECTION 4. Miscellaneous.

4.1 Reaffirmation of Financing Agreements; Extension of Liens. Any and all of the terms and provisions of the Credit Agreement and the other Financing Agreements shall, except as amended hereby, remain in full force and effect. The Borrowers and the Guarantors hereby extend the liens securing the Obligations until the Obligations have been paid in full, and agree that the amendments and waivers herein contained shall in no manner affect or impair the Obligations or the liens securing payment and performance thereof, all of which are ratified and confirmed.

4.2 Parties in Interest. All of the terms and provisions of this Third Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

4.3 Counterparts. This Third Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Third Amendment until this Third Amendment has been executed by each Borrower, each Guarantor and the Required Lenders at which time this Third Amendment shall be binding on, enforceable against and inure to the benefit of the Borrowers, the Guarantors and all Lenders. Counterparts delivered by facsimile or other electronic transmission shall be effective as originals.

4.4 COMPLETE AGREEMENT. THIS THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER FINANCING AGREEMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

4.5 Headings. The headings, captions and arrangements used in this Third Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Third Amendment, nor affect the meaning thereof.

4.6 No Implied Waivers. No failure or delay on the part of the Lenders in exercising, and no course of dealing with respect to, any right, power or privilege under this Third Amendment, the Credit Agreement or any other Financing Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Third Amendment, the Credit Agreement or any other Financing Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

4.7 Review and Construction of Documents. Each Borrower and each Guarantor hereby acknowledges, and represents and warrants to Agent and the Lenders, that (a) such Borrower or Guarantor, as applicable, has had the opportunity to consult with legal counsel of its own choice and have been afforded an opportunity to review this Third Amendment with its legal counsel, (b) such Borrower or such Guarantor, as applicable, has reviewed this Third Amendment and fully understands the effects thereof and all terms and provisions contained herein, (c) such Borrower or such Guarantor, as applicable, has executed this Third Amendment of its own free will and volition, and (d) this Third Amendment shall be construed as if jointly drafted by the Borrowers, the Guarantors and the Lenders. The recitals contained in this Third Amendment shall be construed to be part of the operative terms and provisions of this Third Amendment.

4.8 Arms-Length/Good Faith. This Third Amendment has been negotiated at arms-length and in good faith by the parties hereto.

4.9 Interpretation. Wherever the context hereof shall so require, the singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa.

4.10 Fees and Expenses. The Borrowers and Guarantors agree to pay or reimburse Agent for all out-of-pocket and documented costs, fees and expenses incurred by Agent in connection with this Third Amendment, including, without limitation, the reasonable fees, disbursements and other charges of counsel to Agent.

4.11 Severability. In case any one or more of the provisions contained in this Third Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Third Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

4.12 Further Assurances. Each Borrower and each Guarantor agrees to execute, acknowledge, deliver, file and record such further certificates, instruments and documents, and to do all other acts and things, as may be requested by Agent or the Lenders as necessary or advisable to carry out the intents and purposes of this Third Amendment.

4.13 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS THIRD AMENDMENT, ANY OTHER FINANCING AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS THIRD AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

4.14 Governing Law. This Third Amendment and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the State of New York, but giving effect to federal laws applicable to national banks.

4.15 Effectiveness. This Third Amendment shall be effective automatically and without necessity of any further action by any Borrower, any Guarantor, Agent or the Lenders when counterparts hereof have been executed by each Borrower, each Guarantor and the Required Lenders, and all conditions to the effectiveness hereof set forth herein have been satisfied.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by their respective authorized officers on the date and year first above written.

BORROWERS:

VITAMIN SHOPPE INDUSTRIES INC.

By:	/s/ Brenda Galgano
Name:	Brenda Galgano
Title:	Executive Vice President, Chief Financial Officer

VS DIRECT INC.

By:	/s/ Brenda Galgano
Name:	Brenda Galgano
Title:	Executive Vice President, Chief Financial Officer

VITAMIN SHOPPE MARINER, INC.

By:	/s/ Brenda Galgano
Name:	Brenda Galgano
Title:	Executive Vice President, Chief Financial Officer

VITAMIN SHOPPE GLOBAL, INC., a Delaware corporation

By:	/s/ Brenda Galgano
Name:	Brenda Galgano
Title:	Executive Vice President, Chief Financial Officer

[SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT – VITAMIN SHOPPE INDUSTRIES INC.]

VS HERCULES LLC, a Delaware limited liability company

By:	Vitamin Shoppe Industries Inc., as its sole member

By:	/s/ Brenda Galgano
Name:	Brenda Galgano
Title:	Executive Vice President, Chief Financial Officer

FDC VITAMINS, LLC, a Delaware limited liability company

By:	VS Hercules LLC, as its sole member

By:	Vitamin Shoppe Industries Inc., as its sole member

By:	/s/ Brenda Galgano
Name:	Brenda Galgano
Title:	Executive Vice President, Chief Financial Officer

BETANCOURT SPORTS NUTRITION, LLC, a Florida limited liability company

By:	VS Hercules LLC, as its sole member

By:	Vitamin Shoppe Industries Inc., as its sole member

By:	/s/ Brenda Galgano
Name:	Brenda Galgano
Title:	Executive Vice President, Chief Financial Officer

[SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT – VITAMIN SHOPPE INDUSTRIES INC.]

VITAMIN SHOPPE PROCUREMENT SERVICES, INC., a Delaware corporation

By:	/s/ Brenda Galgano
Name:	Brenda Galgano
Title:	Executive Vice President, Chief
Financial Officer

GUARANTOR:

VITAMIN SHOPPE, INC.

By:	/s/ Brenda Galgano
Name:	Brenda Galgano
Title:	Executive Vice President, Chief Financial Officer

[SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT – VITAMIN SHOPPE INDUSTRIES INC.]

JPMORGAN CHASE BANK, N.A., individually, as Agent, the Issuing Bank and a Lender

By:	/s/ Kennedy A. Capin
Name:	Kennedy A. Capin
Title:	Authorized Officer

[SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT – VITAMIN SHOPPE INDUSTRIES INC.]